                                                                 EXHIBIT (z)(1)


                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Tax Free High Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                        Van Kampen Managed Short Term Income Fund*
                        Van Kampen Strategic Income Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund*
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                    Van Kampen Equity Trust II
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity Income Fund
                    Van Kampen Exchange Fund

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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Global Managed Assets Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio*
                        Asset Allocation Portfolio
                        Comstock Portfolio
                        Domestic Income Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Global Equity Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                        Select Growth Portfolio*
                        Strategic Stock Portfolio
                        Technology Portfolio*
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen U.S. Government Trust for Income
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Growth Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen High Yield & Total Return Fund
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Tax Managed Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund


* Funds that have not commenced investment operations.

                                October 19, 2000

Insured Municipals Income Trust                          Series 425
Michigan Insured Municipals Income Trust                 Series 161
Pennsylvania Insured Municipals Income Trust             Series 251
The Dow(SM) Strategic 10 Trust                           September 2000 Series
The Dow(SM) Strategic 10 Trust                           September 2000
                                                         Traditional Series
The Dow(SM) Strategic 5 Trust                            September 2000 Series
The Dow(SM) Strategic 5 Trust                            September 2000
                                                         Traditional Series
EAFE Strategic 20 Trust                                  September 2000 Series
Strategic Picks Opportunity Trust Portfolio              September 2000 Series
NASDAQ Strategic 10 Trust                                September 2000
                                                         Series
Dow & Tech Strategic 5 Trust                             September 2000 Series

Global Energy Trust                                      Series 15
Financial Institutions Portfolio                         Series 6a
Financial Institutions Portfolio                         Series 6b

Internet Portfolio                                       Series 24a
Internet Portfolio                                       Series 24b
Morgan Stanley High-Technology 35 Index Trust            Series 16a
Morgan Stanley High-Technology 35 Index Trust            Series 16b
The Dow 30 Index Trust                                   Series 10
Great International Firms Portfolio                      Series 14
Pharmaceutical Trust                                     Series 12a
Pharmaceutical Trust                                     Series 12b
Telecommunications & Bandwidth Trust                     Series 12a
Telecommunications and Bandwidth Trust                   Series 12b
Semi-Conductor Portfolio                                 Series 4a
Semi-Conductor Portfolio                                 Series 4b
Global Wireless Portfolio                                Series 5a
Global Wireless Portfolio                                Series 5a
Roaring 2000s Portfolio                                  Series 8a
Roaring 2000s Portfolio                                  Series 8b
Roaring 2000s Portfolio Traditional                      Series 7
Morgan Stanley U.S. Multinational Index Portfolio        Series 5a
Morgan Stanley U.S. Multinational Index Portfolio        Series 5b
Utility Portfolio                                        Series 9
Software Portfolio                                       Series 5a
Software Portfolio                                       Series 5b
Birinyl Equity Select Trust                              Series 1
Edward Jones Select Growth Trust                         June 2000 Series
Baird Economic Outlook Trust                             October 2000 Series 1
Josephthal Research Series Bandwidth Portfolio

Investors' Corporate Income Trust                        Series 1 and Subsequent Series
Tax Exempt Trust for Various State Residents
Investors' Quality Tax-Exempt Trust                      Series 1 and Subsequent Series
The First National Dual Series Tax-Exempt Bond Trust     Series 3 and Subsequent Series